Exhibit 2.18



                              [LETTERHEAD OF INBEV]



[Name and Address of ADR Holder]


                                                               February 28, 2005

Re: InBev SA/NV Tender Offer to Acquire Common Shares of Companhia de Bebidas
    das Americas-AmBev
    ----------------------------------------------------------------------------

Dear Sir or Madam,

          You are receiving this letter because you are the holder of American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") each representing 100 common shares of Companhia de Bebidas das Americas-AmBev ("AmBev"). On February 14, 2005, InBev SA/NV ("InBev") published an Invitation to Bid, or Edital, in connection with an offer (the "Offer") to acquire the common shares of AmBev outstanding in the market in an auction to be held on the premises of the Sao Paulo Stock Exchange ("BOVESPA") on March 29, 2005. An English translation of the Edital is enclosed. InBev is offering to acquire the AmBev common shares outstanding in the market (not owned directly or indirectly by InBev) in exchange for either (i) a cash amount in Brazilian Reais (R$) equal to (euro)353.28 for each lot of 1,000 AmBev common shares tendered (as such amount has been converted from Euros ((euro)) into U.S. dollars ($), then converted into Brazilian Reais (R$)) (the "Cash Payment Option"); or
(ii) ordinary shares of InBev ("InBev Shares") in the amount of 13.827166
InBev Shares for each lot of 1,000 AmBev common shares tendered (the "Share Payment Option").

          In order to participate in the Offer, you may withdraw the AmBev common shares underlying your AmBev ADSs from the ADR program by surrendering your AmBev ADSs to The Bank of New York, the depositary for the ADSs, pay a fee in the amount of $5.00 per 100 ADSs or portion thereof surrendered, pay any taxes or governmental charges payable in connection with withdrawal from the ADR program, and receive the underlying AmBev common shares in your account in Brazil. You may then tender your AmBev common shares directly in the Offer in the same manner as all other holders of AmBev common shares by following the procedures for qualification pursuant to Sections 3.1, 3.2 and 3.3 of the Edital, as applicable. By participating in the Offer directly, you will also incur brokerage and custody fees payable to your Brazilian broker and custodians, applicable fees of the Sao Paulo Stock Exchange and the Companhia Brasileira de Liquidacao e Custodia ("CBLC") and any withholding taxes, as well as any costs and taxes related to the non-cash foreign exchange transaction if you elect to receive the Share Payment Option. If you intend to participate in the Offer by withdrawing your underlying AmBev common shares, you should act as quickly as possible in order to ensure that you complete all of the steps needed in sufficient time to allow your Brazilian representative to qualify for the tender offer on your behalf by 2:00 p.m. New York time on March 28, 2005.

          Alternatively, you may receive the Cash Payment Option by tendering your ADRs through The Bank of New York, as receiving agent, by executing and returning the enclosed Letter of Transmittal according to the instructions provided therein. YOU MAY TENDER YOUR ADRS TO THE BANK OF NEW YORK, AS RECEIVING AGENT, THROUGH THE ENCLOSED LETTER OF TRANSMITTAL ONLY IF YOU WISH TO RECEIVE THE CASH PAYMENT OPTION. THE SHARE PAYMENT OPTION WILL NOT BE AVAILABLE THROUGH THE BANK OF NEW YORK AND THE LETTER OF TRANSMITTAL IS NOT AN OFFER OF THE SHARE PAYMENT OPTION. If you choose to receive the Cash Payment Option by tendering through the Bank of New York as receiving agent, the Bank of New York will deduct a fee in the amount of $5.00 per 100 ADSs plus all applicable fees of the Sao Paulo Stock Exchange and the CBLC, brokerage fees or commissions and withholding taxes from the payment to be made to you under the Cash Payment Option.

          The Share Payment Option is not available to residents of U.S. states or jurisdictions where the Share Payment Option would require registration or qualification of the InBev Shares delivered thereunder. If you live in an eligible jurisdiction and wish to receive the Share Payment Option, you must withdraw the AmBev common shares underlying your ADRs as described above and follow the instructions for qualification provided in the Edital. Requirements to qualify for the Share Payment Option include that you must have or establish an account in Brazil eligible for foreign investment pursuant to Resolution
2.689 of the Brazilian Monetary Council ("CMN") to hold your withdrawn AmBev common shares, you must have or engage a broker who is authorized to act in the BOVESPA, and you must have or establish an eligible account with a participant in the Euroclear System to which the InBev Shares can be delivered. Additionally, you will need to provide the documentation that is described in Sections 3.1 and 3.3 of the Edital. You are urged to read the enclosed Edital in full for instructions on how to qualify for the Share Payment Option if you wish to elect the Share Payment Option. The InBev Shares delivered pursuant to the Share Payment option will not be registered in the United States and will not be listed on any U.S. stock exchange.

          This Offer is made for the securities of a foreign company. The Offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the Edital, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of U.S. companies. It may be difficult for holders to enforce their rights and any claim they may have arising under the federal securities laws of the United States, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. U.S. holders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court's judgment. U.S. holders should be aware that the issuer may purchase securities otherwise than under the exchange offer, such as in open market or privately negotiated purchases.

          If you intend to participate in the Offer directly, and not through the Bank of New York as receiving agent, by withdrawing the AmBev common shares underlying your ADRs, you should contact your own financial advisor as soon as possible in order to complete the qualification procedures described in the Edital before the end of the qualification period at 3:00 p.m. New York time on March 28, 2005.

          If you wish to receive the Cash Payment Option by tendering your ADRs to The Bank of New York, you must read the enclosed Edital and Letter of Transmittal carefully and closely follow the instructions for tendering your ADRs provided in the Letter of Transmittal. THE DEADLINE FOR RETURNING THE EXECUTED LETTER OF TRANSMITTAL AND TENDERING YOUR ADRS TO THE BANK OF NEW YORK IS 5:00 P.M. NEW YORK TIME ON MARCH 28, 2005.

          If you or your financial advisor has any questions regarding the attached Letter of Transmittal or participating in the Offer by tendering ADRs to The Bank of New York in exchange for the Cash Payment Option, contact The Bank of New York at 1 (800) 507-9357. For general questions about the Offer, you or your financial advisor may contact Georgeson Shareholder, the information agent for the Offer, at 1 (877) 278-9670 or collect at (212) 440-9800 for brokers and banks.

          You should consult your own tax advisor for information about the tax consequences of participating in the Offer.



                                               Sincerely,


                                               INBEV SA/NV

                  THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should seek your own financial advice immediately from your own appropriately authorized independent financial advisor.

                  If you have sold or transferred all of your registered holdings of American Depositary Shares representing Common Shares of Companhia de Bebidas das Americas-AmBev, please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                              LETTER OF TRANSMITTAL
              to accompany American Depositary Receipts evidencing
 American Depositary Shares each representing 100 Common Shares of Companhia de
      Bebidas das Americas-AmBev ("AmBev ADSs" or the "Target Securities")
                                       of
                    COMPANHIA DE BEBIDAS DAS AMERICAS-AMBEV,
                             a Brazilian corporation
                       ("AmBev" or the "Target Company"),
                      tendered in connection with the Offer
                                       by
                                  INBEV NV/SA,
                      ("InBev" or the "Acquiring Company")

to acquire, either directly or indirectly through its Interbrew International B.V. ("IIBV") or InBev Holding Brasil S.A. ("InBev Brasil") subsidiaries, pursuant to the terms of the Invitation to Bid, dated February 14, 2005 (the "Edital"), accompanying this Letter of Transmittal, AmBev common shares outstanding in the market in exchange for a cash amount in U.S. dollars equal to
(euro)35.328 per 100 AmBev common shares tendered through the tender of AmBev ADSs (as such amount has been converted from Euros ((euro)) into U.S. dollars ($), then converted into Brazilian Reais (R$) and then converted by the Receiving Agent into U.S. dollars ($) as further described in Instruction 4 below) (the "Cash Payment Option").

INBEV IS ALSO OFFERING TO ACQUIRE AMBEV COMMON SHARES IN EXCHANGE FOR ORDINARY SHARES OF INBEV ("INBEV SHARES") IN THE AMOUNT OF 13.827166 INBEV SHARES PER 1,000 AMBEV COMMON SHARES TENDERED (THE "SHARE PAYMENT OPTION"). THIS LETTER OF TRANSMITTAL IS NOT AN OFFER OF THE SHARE PAYMENT OPTION AND HOLDERS OF AMBEV ADSS WILL NOT BE ABLE TO ELECT TO RECEIVE THE SHARE PAYMENT OPTION THROUGH THIS LETTER OF TRANSMITTAL. ELIGIBLE HOLDERS OF AMBEV ADSS WHO WISH TO RECEIVE THE SHARE PAYMENT OPTION MUST WITHDRAW THE AMBEV COMMON SHARES UNDERLYING THEIR AMBEV ADSS FROM THE ADR PROGRAM BY SURRENDERING THEIR AMBEV ADSS TO THE BANK OF NEW YORK, THE DEPOSITARY FOR THE ADSS, PAY A FEE IN THE AMOUNT OF U.S.$5.00 PER 100 ADSS OR PORTION THEREOF SURRENDERED, PAY ANY TAXES OR GOVERNMENTAL CHARGES PAYABLE IN CONNECTION WITH WITHDRAWAL FROM THE ADR PROGRAM, AND RECEIVE THE UNDERLYING AMBEV COMMON SHARES IN THEIR ACCOUNT IN BRAZIL. THE HOLDERS OF AMBEV COMMON SHARES MUST THEN TENDER THEIR AMBEV COMMON SHARES DIRECTLY IN THE OFFER IN THE SAME MANNER AS ALL OTHER HOLDERS OF AMBEV COMMON SHARES BY FOLLOWING THE PROCEDURES FOR QUALIFICATION PURSUANT TO SECTIONS 3.1 AND 3.3 OF THE INVITATION TO BID ("EDITAL") THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL. HOLDERS OF AMBEV ADSS WISHING TO RECEIVE THE SHARE PAYMENT OPTION SHOULD ACT AS QUICKLY AS POSSIBLE IN ORDER TO ENSURE THAT THEY COMPLETE ALL OF THE STEPS NEEDED IN SUFFICIENT TIME TO ALLOW THEIR BRAZILIAN REPRESENTATIVE TO QUALIFY FOR THE TENDER OFFER ON THEIR BEHALF BY THE APPLICABLE QUALIFICATION DATE. THE SHARE PAYMENT OPTION IS NOT AVAILABLE TO RESIDENTS OF U.S. STATES OR JURISDICTIONS WHERE THE SHARE PAYMENT OPTION WOULD REQUIRE REGISTRATION OR QUALIFICATION OF THE INBEV SHARES DELIVERED THEREUNDER.

This Letter of Transmittal should be completed and signed in the space provided below and in the space provided on the Substitute Form W-9 below and mailed or delivered, together with the American Depositary Receipt ("ADR") evidencing your Target Securities to The Bank of New York, as Receiving Agent, at one of the following addresses by 5:00 p.m. (New York City time) on March 28, 2005 (the "ADS Qualification Date"):

           BY MAIL:                                  BY OVERNIGHT COURIER:
           --------                                  ---------------------
 Tender & Exchange Department                     Tender & Exchange Department
        P.O. Box 11248                                 101 Barclay Street
    Church Street Station                          Receive and Deliver Window
New York, New York 10286-1248                       New York, New York 10286
    FOR INFORMATION ON REQUIREMENTS AND PROCEDURES FOR TENDERING YOUR TARGET
              SECURITIES, CALL THE BANK OF NEW YORK TOLL FREE AT:
                                 1-800-507-9357

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                     The Information Agent for the Offer is:

                              GEORGESON SHAREHOLDER
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                    ALL OTHERS CALL TOLL FREE: (877) 278-9670

YOU MAY GIVE INSTRUCTIONS TO WITHDRAW YOUR TENDER OF TARGET SECURITIES AT ANY TIME PRIOR TO 5:00 P.M. (NEW YORK CITY TIME) ON MARCH 28, 2005 (THE "ADS QUALIFICATION DATE") BY SO NOTIFYING THE RECEIVING AGENT. FOR MORE INFORMATION ON WITHDRAWING FROM THE OFFER, SEE INSTRUCTION 17 BELOW.

DELIVERY OF TARGET SECURITY ADR(S) BY MEANS OF NOTICE OF GUARANTEED DELIVERY WILL NOT BE AVAILABLE FOR THIS OFFER. HOLDERS THAT WISH TO PARTICIPATE IN THIS OFFER MUST DELIVER THEIR TARGET SECURITY ADR(S) IN A TIMELY MANNER AS DESCRIBED HEREIN.

-------------------------------------------------------------------------------------------------------------------------------
ITEM A:  DESCRIPTION OF TARGET SECURITIES ENCLOSED
-------------------------------------------------------------------------------------------------------------------------------

       Name(s) and Address(es) of Record Holder(s) of Target Securities             Number of Target Securities Enclosed
            (if blank, please fill in exactly as name(s) appear(s)                      (attach additional lists if
                      on the Target Securities ADR(s))                                necessary - see Instruction 15)
                                                                                -----------------------------------------------
                                                                                   Target Securities     Number of AmBev
                                                                                  American Depositary    ADSs represented
                                                                                   Receipt Number(s)         thereby
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 TOTAL NUMBER OF TARGET SECURITIES SURRENDERED:
-------------------------------------------------------------------------------------------------------------------------------



  READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

         We hereby surrender to The Bank of New York, as Receiving Agent (the "Receiving Agent"), subject to the terms and conditions of (i) the Invitation to Bid, dated February 14, 2005 (the "Edital"), (ii) the Receiving Agency Agreement, dated February 11, 2005 (the "Receiving Agency Agreement"), by and between the Purchasing Company and the Receiving Agent, and (iii) this Letter of Transmittal (the Edital and this Letter of Transmittal together constituting the "Offer Materials"), the Target Security American Depositary Receipts ("ADRs") enclosed herewith evidencing the Target Securities, in exchange for a cash amount in U.S. dollars equal to (euro)35.328 per AmBev ADS tendered (as such amount has been converted from Euros ((euro)) into U.S. dollars ($), then converted into Brazilian Reais (R$) and then converted into U.S. dollars ($) as further described in Instruction 4 below), less fees, expenses and taxes (the "Cash Payment Option Amount").

         The undersigned acknowledges that as an alternative to tendering the AmBev ADSs for the Cash Payment Option pursuant to this Letter of Transmittal, eligible holders of AmBev ADSs may withdraw the AmBev Common Shares underlying their AmBev ADSs by surrendering their AmBev ADSs to The Bank of New York, the Depositary for the ADSs, and tendering their AmBev Common Shares directly in the offer in exchange (i) for Ordinary Shares of InBev ("InBev Shares") in the amount of 13.827166 InBev Shares per 1,000 AmBev Common Shares tendered (the "Share Payment Option") on the same terms as all other AmBev Common Shareholders by following the procedures for qualification pursuant to Sections 3.1 and 3.3 of the Edital and (ii) for the Cash Payment Option by following the procedures for qualification pursuant to Sections 3.2 and 3.3 of the Edital without the assistance of the Receiving Agent. The undersigned acknowledge that holders of AmBev ADSs may NOT elect to receive the Share Payment Option by means of this Letter of Transmittal.

         The undersigned hereby consents to the Receiving Agent's right to deduct a fee in the amount of $5.00 per 100 Target Securities (the "Withdrawal Fee") that must be paid to The Bank of New York, as Depositary (pursuant to the Deposit Agreement, dated as of July 17, 2000, among the Target Company, the Depositary and the owners of the Target Security ADRs) plus any applicable fees of the Sao Paulo Stock Exchange and CBLC, brokerage fees or commissions and withholding taxes from the payment to be made to the undersigned in cash. The amount of the Withdrawal Fee will be pro-rated for any tender of less than 100 Target Securities.

         The undersigned hereby represents and warrants that the undersigned is the registered holder of the enclosed Target Security ADR(s) evidencing Target Securities, with good title thereto and full power and authority to sell, assign and transfer the Target Securities evidenced by the enclosed Target Security ADR(s), free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims.

         The undersigned will, upon request, execute any additional documents necessary or desirable to the Receiving Agent or the Acquiring Company to complete the tender of such Target Securities and the AmBev common shares represented thereby evidenced by the enclosed Target Security ADR(s) for the cash offered by the Acquiring Company under the terms set forth in the Offer Materials.

         The undersigned hereby irrevocably appoints the Receiving Agent, as agent of the undersigned, to effect the tender of the Target Securities and the AmBev common shares represented thereby for the Cash Payment Option Amount per AmBev ADS, in accordance with the terms of the Offer Materials, and as may be required by law.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         It is understood that the undersigned will not receive the cash consideration until the Target Security ADR(s) evidencing the Target Securities owned by the undersigned are received by the Receiving Agent at the applicable address set forth above, together with such additional documents as the Receiving Agent or the Acquiring Company may require, and until the same are processed by the Receiving Agent and the AmBev common shares represented thereby are accepted for purchase by the Acquiring Company, and until receipt by the Receiving Agent of the requisite funds from the Acquiring Company. The undersigned will rely on the information provided in the Edital to determine the timing for settlement of the Cash Payment Option.

         Unless otherwise indicated below in the box entitled "Special Issuance Instructions," the undersigned requests to receive the cash that the undersigned is entitled to receive in the form of a single check issued to the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned requests that cash in the form of a check be mailed to the undersigned at the address shown above. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the undersigned requests that the cash in the form of a check be mailed to the person or entity so indicated at the address so indicated. Appropriate medallion signature guarantees by an Eligible Guarantor Institution (as defined in Instruction 2) have been included with respect to the Target Securities tendered for which Special Issuance Instructions for the cash consideration have been given.

-------------------------------------------------------------
ITEM B:  SPECIAL ISSUANCE INSTRUCTIONS
              (SEE INSTRUCTIONS 7, 9, AND 10)

To be completed ONLY if cash in the form of a check is to be issued and delivered to persons other than to the record holder(s) identified above.

ISSUE TO:
Name(s):
        ------------------------------------------------
                            (Please Print)
Address:
        ------------------------------------------------
City:
     ---------------------------------------------------
State:                 Zip Code:
      ----------------          ------------------------
Tax I.D. No. or Social Security No.:
-------------------------------------------------------------

-------------------------------------------------------------
ITEM C:  SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 6, 9 AND 10)

To be completed ONLY if cash in the form of a check is to be mailed to an address other than the address of the record holder(s) identified above.

MAIL TO:
Name(s): c/o
            --------------------------------------------
                            (Please Print)
Address:
        ------------------------------------------------
City:
     ---------------------------------------------------
State:                 Zip Code:
      ----------------          ------------------------
--------------------------------------------------------------------------------
                    IMPORTANT: ALL ADS HOLDERS MUST SIGN HERE
--------------------------------------------------------------------------------
ITEM D:                          SIGNATURE(S)
                           (SEE INSTRUCTIONS 8 AND 9)
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Date:                               Area Code and Telephone No.:
      -------------------------                                 ---------------
Signature(s):
     (Must be signed by record owner(s), exactly as the name(s) appear(s) on the Target Security ADR(s) enclosed or by person(s) authorized to become the registered holder(s) of the Target Securities evidenced by the Target Security ADR(s) as evidenced by the endorsement transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should also be indicated.)

Name(s):
        ------------------------------------------------------------------------
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone Number:
                 ---------------------------------------------------------------
Email Address:
              ------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM E:                                       GUARANTEE OF SIGNATURES
                                     (IF REQUIRED - SEE INSTRUCTIONS 2, 7 AND 8)
Authorized Signature:
        ------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                                                         (Including Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------
Date:
     ---------------------------------------------------------------------------
--------------------------------------------------------------------------------

            PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
           THE RECEIVING AGENT WITH YOUR TAX IDENTIFICATION NUMBER AND
          A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING
   TO BE COMPLETED BY TENDERING HOLDERS OF TARGET SECURITIES (OR OTHER PAYEES)
                              (See Instruction 12)

------------------------------------------------------------------------------------------------------------------------
                          PAYER'S NAME: THE BANK OF NEW YORK, AS RECEIVING AGENT
------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PART I--Taxpayer Identification Number
FORM W-9                             --  For all accounts, enter your           ----------------------------------------
DEPARTMENT OF THE TREASURY           taxpayer identification number on the             Social Security Number
INTERNAL REVENUE SERVICE             appropriate line at right.  Certify by
PAYER'S REQUEST FOR TAXPAYER         signing and dating below.  For further     OR -------------------------------------
IDENTIFICATION NUMBER (TIN) AND      instructions, see Guidelines for                 Employer Identification Number
CERTIFICATION                        Certification of Taxpayer
                                     Identification Number on Substitute
                                     Form W-9.                                  (If awaiting TIN, write "Applied For")

                                     ---------------------------------------
                                     Name

                                     ---------------------------------------    ----------------------------------------
                                     Business Name
                                     Please check appropriate box               PART II--For Payees exempt from backup
                                     |_| Individual/Sole Proprietor             withholding, see the enclosed Guidelines
                                     |_| Corporation                            for Certification of Taxpayer
                                     |_| Partnership |_| Other                  Identification Number on Substitute
                                                                                Form W-9, check the Exempt box below,
                                     ---------------------------------------    and complete the Substitute Form W-9.
                                     Address
                                                                                Exempt  |_|
                                     ---------------------------------------
                                     City, State, Zip Code
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART III - CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME); AND
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND
(3)  I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).


CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

--------------------------------------     -------------------------------------
           SIGNATURE                                      DATE
--------------------------------------------------------------------------------
               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, NOTWITHSTANDING THE INFORMATION I PROVIDED IN PART III OF THE SUBSTITUTE FORM W-9 (AND THE FACT THAT I HAVE COMPLETED THIS CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER), ALL PAYMENTS MADE TO ME BEFORE I PROVIDE A PROPERLY CERTIFIED TAXPAYER IDENTIFICATION NUMBER WILL BE SUBJECT TO THE APPLICABLE PERCENTAGE OF BACKUP WITHHOLDING TAX.

--------------------------------------     -------------------------------------
           SIGNATURE                                      DATE
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY SUBJECT YOU TO APPLICABLE FEDERAL INCOME TAX WITHHOLDING ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

  LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

  OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

  NOTE. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)

PART I-TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN ON THE APPROPRIATE LINE.

  If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are an LLC that is DISREGARDED AS AN ENTITY separate from its owner (see LIMITED LIABILITY COMPANY (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Get FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at WWW.IRS.GOV.

  If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a Tin OR that you intend to apply for one soon.

PART II-FOR U.S. PAYEES EXEMPT FROM BACKUP WITHHOLDING

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requestor of Form W-9, available on the IRS Internet Web Site.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your name as described above, check the appropriate box for your status, enter your correct TIN, check the "Exempt" box in Part II, and sign and date the form.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

PART III-CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required).

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA, COVERDELL ESA, ARCHER MSA, OR HSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. The authority to disclose information to combat terrorism expired on December 31, 2003. Legislation is pending that would reinstate this authority.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTOR
--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:              GIVE NAME AND SSN OF:
--------------------------------------------------------------------------------
1. Individual                          The individual

2. Two or more individuals             The actual owner of the account or, if
   (joint account)                     combined funds, the first individual on
                                       the account(1)

3. Custodian account of a minor        The minor(2)
   (Uniform Gift to Minors Act)

4. a. The usual revocable              The grantor-trustee(1)
      savings trust (grantor is
      also trustee)
   b. So-called trust account
      that is not a legal or
      valid trust under state law      The actual owner(1)

5. Sole proprietorship or              The owner(3)
   single-owner LLC
--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:              GIVE NAME AND EIN OF:
--------------------------------------------------------------------------------
6. Sole proprietorship or              The owner(3)
   single-owner LLC

7. A valid trust, estate, or           Legal entity(4)
   pension trust

8. Corporate or LLC electing           The corporation
   corporate status on Form 8832

9. Association, club, religious,       The organization
   charitable, educational, or
   other tax-exempt organization

10. Partnership or multi-member        The partnership
    LLC

11. A broker or registered nominee     The broker or nominee

12. Account with the                   The public entity
    Department of Agriculture in
    the name of a public entity
    (such as a state or local
    government, school district,
    or prison) that receives
    agricultural program payments
--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                                  INSTRUCTIONS

1. HOW TO TENDER THE AMBEV COMMON SHARES REPRESENTED BY YOUR TARGET SECURITIES EVIDENCED BY TARGET SECURITY ADR(S) IN THE OFFER. To tender the AmBev common shares represented by your Target Securities in the Offer, you must deliver this Letter of Transmittal, properly completed and duly executed, with signature guarantees by an Eligible Guarantor Institution, if applicable, together with your Target Security ADR(s), to The Bank of New York, in its capacity as Receiving Agent, at the applicable address located on the front of this Letter of Transmittal.

2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder of the Target Securities evidenced by Target Security ADR(s) surrendered herewith (unless such holder has completed the box entitled "Special Issuance Instructions") or (b) the Target Securities evidenced by Target Security ADR(s) are surrendered for the account of an Eligible Guarantor Institution such as a commercial bank, trust company, securities broker/dealer, credit union, or savings association participating in a Medallion Program approved by The Securities Transfer Association, Inc. (each of the foregoing being an "Eligible Guarantor Institution"). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Guarantor Institution. See Instructions 6 and 7.

3. DELIVERY OF LETTER OF TRANSMITTAL AND TARGET SECURITY ADR(S). Do not send your Target Security ADR(s) directly to the Target Company or to the Acquiring Company. The Target Securities evidenced by Target Security ADR(s), together with a properly completed and duly executed and dated Letter of Transmittal and any other documents required by this Letter of Transmittal should be delivered to the Receiving Agent at one of the addresses set forth above.

     THE METHOD OF DELIVERY OF THE TARGET SECURITY ADR(S) AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE OWNER. HOWEVER, IF THE TARGET SECURITY ADR(S) ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. RISK OF LOSS AND TITLE OF THE TARGET SECURITIES EVIDENCED BY TARGET SECURITY ADR(S) SHALL PASS ONLY UPON PROPER DELIVERY OF THE TARGET SECURITY ADR(S) TO THE RECEIVING AGENT.

     All questions as to validity, form and eligibility of any Target Security ADR delivered hereunder will be determined by the Acquiring Company (which may delegate power in whole or in part to the Receiving Agent) and such determination shall be final and binding. The Acquiring Company reserves the right to waive any irregularities or defects in the tender of any Target Securities evidenced by Target Security ADR(s). A tender of Target Securities will not be deemed to have been validly made until all irregularities have been cured or waived.

4. CASH PAYMENT OPTION AMOUNT. The cash amount you will receive (the "Cash Payment Option Amount") will be the result of the following process: (i) the Acquiring Company will pay, indirectly through InBev Brasil, a cash amount in Brazilian Reais (R$) equal to (euro)35.328 per AmBev ADS tendered, converted into U.S. dollars over either one or a series of Benchmark fixings (6 pips from the EUR/USD Benchmark Mid Rate) incorporating any of the following fixing times: 11:00am, 12:00am or 13:15pm London GMT on the first business day following March 29, 2005, as disclosed on Bloomberg page FXBE1; (ii) such U.S. dollar amount will then converted into Brazilian Reais (R$) at the USD/BRL exchange ratio furnished by the Brazilian Central Bank ("BACEN"), through the SISBACEN - Brazilian Central Bank Information System, Transaction PTAX800, Currency Code 220, Option 5, closing purchase rate, of the first business day following March 29, 2005 and delivered to the Receiving Agent; and (iii) the Receiving Agent will then convert this amount from Brazilian Reais (R$) into U.S. dollars for delivery to you, less the Withdrawal Fee and other expenses and taxes described in Instruction 5.

5. FEES AND EXPENSES. Since the Receiving Agent will be required to withdraw the AmBev common shares represented by the Target Securities and tender the withdrawn AmBev common shares in the Offer, The Receiving Agent will deduct a fee in the amount of $5.00 per 100 Target Securities (the "Withdrawal Fee") that must be paid to The Bank of New York, as Depositary pursuant to the Deposit Agreement, dated as of July 17, 2000, among the Target Company, the Depositary and the owners of the Target Security ADRs, from the payment to be made to you in cash. The amount of the Withdrawal Fee will be pro-rated for any tender of less than 100 Target Securities. The Receiving Agent or its custodian will also deduct from the payment to be made to you all applicable fees of the Sao Paulo Stock Exchange and the CBLC, brokerage fees or commissions and withholding taxes.

6. SPECIAL DELIVERY INSTRUCTIONS. If the cash in the form of a check is to be issued in the name of the signer of this Letter of Transmittal but is to be mailed to an address different from the address set forth in Item A of this Letter of Transmittal, please complete Item C of this Letter of Transmittal ("Special Delivery Instructions").

7. SPECIAL ISSUANCE INSTRUCTIONS. If the check is to be issued in the name(s) of (a) person(s) other than the signer of this Letter of Transmittal, Item B ("Special Issuance Instructions") must be duly completed and the signature(s) on this Letter of Transmittal must be guaranteed in Item E of this Letter of Transmittal (Guarantee of Signature) by an

     Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. If this Letter of Transmittal is signed by a person other than the registered holder of the Target Security ADRs surrendered with this Letter of Transmittal, then the Target Security ADRs must be properly endorsed or accompanied by an appropriate instruction of transfer, properly executed by the registered holder and the signature(s) to the endorsement or instrument of transfer must be guaranteed on the Target Security ADRs or instrument of transfer, as applicable, as described in the preceding sentence.

8. SIGNATURE BY HOLDER'S REPRESENTATIVE OR BY TRANSFEREE. If you sign this Letter of Transmittal in a representative capacity (i.e., as an executor, administrator, trustee, guardian, attorney, officer of a corporation or other person acting in a representative capacity), you must enclose with the Letter of Transmittal evidence, satisfactory to the Receiving Agent and the Acquiring Company, of your authority to sign this Letter of Transmittal on behalf of the registered holder.

     If this Letter of Transmittal is signed in Item D by (a) person(s) other than the registered holder(s) or (a) person(s) representing the registered holder(s), the Target Security ADR(s) must be properly endorsed, or be accompanied by appropriate instrument(s) of transfer, properly executed by the registered owner(s), and signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E ("Guarantee of Signature") by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

9. JOINT HOLDERS OR MULTIPLE HOLDERS OF TARGET SECURITY ADR(S). If Target Securities evidenced by Target Security ADR(s) are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item D and any schedule prepared in accordance with Instruction 17. If Target Securities evidenced by Target Security ADR(s) are registered in multiple names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

10. STOCK TRANSFER TAXES. It is not anticipated that any transfer taxes will be payable in connection with the issuance of the check in the amount of the cash payment in exchange for Target Securities evidenced by Target Security ADR(s). If, however, the check in the amount of the cash payment is to be provided to a person other than the registered holder of the Target Securities evidenced by Target Security ADR(s), the person signing in Item D of the Letter of Transmittal will need to (i) pay to the Receiving Agent any transfer or other taxes required by reason of the issuance and delivery of the check in the amount of the cash payment to a person other than the registered holder of the Target Securities evidenced by Target Security ADR(s), or (ii) establish, to the satisfaction of the Receiving Agent, that such taxes have been paid or are not applicable.

11. LOST, STOLEN OR DESTROYED TARGET SECURITY ADR(S). If your Target Security ADR(s) has/have been lost, stolen or destroyed, please call the Receiving Agent toll free at 1-800-507-9357. You will be instructed how to obtain a replacement ADR from The Bank of New York, as Depositary. You will have to complete these procedures and obtain a replacement ADR prior to the ADS Qualification Date in order to tender in the Offer.

12. PURPOSE OF SUBSTITUTE FORM W-9 OR FORM W-8. Each registered holder of the Target Securities evidenced by Target Security ADR(s), or (if Item D is completed) each person whose name appears in Item B of this Letter of Transmittal, who is a U.S. person is required to notify the Receiving Agent of such holder's or other person's correct taxpayer identification number (which is either the Social Security Number or the Employer Identification Number) by completing the Substitute Form W-9 certifying that (i) the taxpayer identification number provided in the Substitute Form W-9 is correct (or that each holder or other person is awaiting a taxpayer identification number); (ii) each holder or person completing the Substitute Form W-9 either (a) is exempt from backup withholding, or (b) has not been notified by the Internal Revenue Service that such holder or other person is subject to backup withholding as a result of failure to report all interest and dividends, or (c) has been notified by the Internal Revenue Service that the holder or the other person completing the Substitute Form W-9 is no longer subject to backup withholding; and (iii) each holder or person completing the Substitute Form W-9 is a U.S person (including a U.S. resident alien). If the holder or other person completing the Substitute Form W-9 is instead subject to backup withholding, such holder or other person must cross out Item 2 in Part III of the certifications before signing the Substitute Form W-9. Failure to provide the information requested on Substitute Form W-9 may subject the holder or other person completing the Substitute Form W-9 to applicable Federal income tax withholding on any payments made in connection with the surrendered Target Securities. To avoid backup withholding, foreign investors should complete an IRS Form W-8 and consult their tax advisors for further advice. An Appropriate Form W-8 can be obtained from the Receiving Agent.

13. QUESTIONS AND ADDITIONAL COPIES. All questions regarding the appropriate procedures for obtaining for the Cash Payment Option Amount should be directed by telephone to the Receiving Agent at 1-800-507-9357 or in writing to the Receiving Agent at one of the addresses set forth on the cover page of this Letter of Transmittal.

14. SINGLE CHECK. Unless otherwise indicated in Item B "Special Issuance Instructions", cash that you are entitled to receive will be issued to you in the form of a single check.

15. INSUFFICIENT SPACE. If the space provided under Items A, B, or C is inadequate, you may list the required information on a separate schedule attached to this Letter of Transmittal, which must be signed by the same person(s) signing in Item D.

16. NO GUARANTEED DELIVERY OPTION. A holder of Target Securities who desires to tender Target Securities pursuant to the Offer and must complete procedures for delivery of its Target Securities before the ADS Qualification Date as DELIVERY BY NOTICE OF GUARANTEED DELIVERY IS NOT AVAILABLE FOR THIS OFFER.

17. PROCEDURES TO WITHDRAW FROM THE OFFER. Tendering holders of Target Securities evidenced by Target Security ADR(s) may withdraw all or part of the Target Securities tendered by delivering a signed notice of withdrawal, guaranteed by an Eligible Guarantor Institution, to the Receiving Agent, at the applicable address set forth above, prior to 5:00 p.m. (New York City time) on March 28, 2005. Any notice of withdrawal must specify the name, address and Tax Identification Number of the person who tendered the Target Securities to be withdrawn, the number of Target Securities to be withdrawn and the name of the registered holders of such Target Securities, if different from that of the person who tendered such Target Securities. If Target Security ADRs evidencing Target Security ADSs have been delivered, the serial numbers shown on such Target Security ADRs must be submitted to the Receiving Agent.

                            IMPORTANT TAX INFORMATION

         Under the U.S. federal income tax law, a holder that is a U.S. person whose Target Securities evidenced by Target Security ADR(s) are surrendered for payment (or any other payee) is required by law to provide the Receiving Agent (as payer) with the holder's (or other payee's) correct Taxpayer Identification Number "TIN" on Substitute Form W-9. If the holder or other payee is an individual, the TIN is the holder's or other payee's social security number. If the Receiving Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to Target Securities evidenced by Target Security ADR(s) surrendered for payment may be subject to applicable backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

         Some holders, including, among others, all corporations and some foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. Foreign investors should consult their tax advisors for further advice. An appropriate Form W-8 can be obtained from the Receiving Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Receiving Agent is required to withhold the applicable percentage of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 OR FORM W-8

         For a U.S. person to avoid backup withholding on payments that are made to a holder or other payee with respect to any Target Securities evidenced by Target Security ADR(s) surrendered for payment, the holder or other payee is required to notify the Receiving Agent of the holder's correct TIN (or the TIN of any other payee) by completing the form certifying that the TIN provided on Substitute Form W-9 is correct, or that the holder or other payee is awaiting a TIN, and that (1) the holder or other payee is exempt from backup withholding,
(2) the holder or other payee has not been notified by the Internal Revenue Service that the holder or other payee is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder or other payee that the holder or other payee is no longer subject to backup withholding and the holder or other payee is a U.S. person (including a U.S. resident alien). To avoid backup withholding, foreign investors should complete an IRS Form W-8 and consult their tax advisors for further advice.

WHAT NUMBER TO GIVE THE RECEIVING AGENT

         A holder (or other payee) that is a U.S. person is required to give the Receiving Agent the social security number or employer identification number of the record holder (or other payee) of Target Securities evidenced by Target Security ADR(s) surrendered with this document. If Target Security ADR(s) are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the surrendering holder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder (or other payee) should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Receiving Agent is not provided with a TIN by the time of payment, the Receiving Agent will withhold the applicable percentage of backup withholding of all payments to that holder (or other payee) until a properly certified TIN is provided to the Receiving Agent.